T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                              Short-Term Bond Fund
--------------------------------------------------------------------------------
                                  May 31, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
SHORT-TERM BONDFUND
-------------------

     * The Federal Reserve raised rates repeatedly during the 12 months ended May 31, 2000.

     * A defensive strategy helped the fund outpace its Lipper benchmark despite the difficult environment.

     * In the past six months, we trimmed overall interest rate sensitivity and improved the portfolio's average quality.

     * We reduced our holdings in corporate bonds out of concern for corporate financial health.

     * The Fed may moderate its efforts to tighten the money supply, but we think a cautious approach is still warranted.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------

     The Federal Reserve tightened monetary policy during the 12 months ended May 31, 2000, leading to sharply higher interest rates. The environment proved challenging to nearly all fixed-income markets, but short-term bonds were especially affected by rising rates and declining prices. Our defensive approach helped the Short-Term Bond Fund post a positive return and outpace its Lipper peer group for both the 6- and 12-month periods.

MARKET ENVIRONMENT
------------------

        **********************************************************

     Interest Rate Levels chart showing interest rates for five-year Treasury notes, two-year Treasury notes, and the Federal Funds Target Rate 5/31/99 through 5/31/00.

        **********************************************************

     The past year has been a roller-coaster ride in the U.S. financial markets. After months of positive economic news and attractive investment performance, the dawn of the new year brought renewed concerns about economic overheating. First-quarter GDP growth steamed ahead at a 5.4% rate; at the same time, consumer demand rose 7% and business fixed investment rose 17%. The Fed indicated that it viewed these growth levels as unsustainable and inflationary, and, indeed, signs of inflation became evident in labor costs and basic goods. The central bank responded by raising the federal funds target rate three times in 2000 by a total of 100 basis points (which is equivalent to a full percent), the most recent move being a 50-basis-point hike on May 16. Since beginning its tightening program a little more than a year ago, the Fed has raised the fed funds rate by 175 basis points, to 6.5% on May 31.

     For the most part, the bond market weakened in response to the Fed's tightening program, but the effect on short-term bonds has been more immediate and pronounced than on many other sectors.

     As indicated in the chart on the previous page, over the past year the yield on the five-year Treasury note rose 114 basis points, while the two-year Treasury yield soared 142 basis points. In addition, long-term Treasuries performed unexpectedly well, with rising prices and falling yields, largely because of a feared supply shortage in that market. With rates on short-term bonds rising more than intermediate and long rates, the yield curve inverted -- an unusual occurrence that historically has foreshadowed slower economic growth.

     The performance of mortgage bonds was mixed: their rates rose over the past six months, but eased off after reaching two-year highs in February. Despite declining prices, income helped investment-grade corporate bonds produce modestly positive total returns after November. Lower-quality bonds struggled, however, as economic uncertainty and a sharp decline in the stock market spurred investors to seek higher-quality securities. Corporate bonds tend to perform best when the economic outlook is positive and optimism about corporate financial performance is high. When these factors come under pressure, lower-quality bonds are usually affected first.

PERFORMANCE AND STRATEGY REVIEW
-------------------------------

        **********************************************************

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 5/31/00         6 Months    12 Months
        ---------------------         --------    ---------
        Short-Term Bond Fund             2.09%        3.39%
        Lipper Short Investment-
        Grade Debt Funds Average         1.70         3.37

        **********************************************************

     The harsh rate environment made it difficult for your fund to make much headway in the past year. Nonetheless, it posted a return of 2.09% for the six months, superior to the 1.70% advance of the Lipper Short Investment-Grade Debt Funds Average. That showing helped it post a 3.39% one-year result that also outpaced the Lipper, despite trailing the benchmark earlier in the year. Twelve-month dividends per share rose by one penny over six months ago, and income helped compensate for a modest decline in share price from $4.56 to $4.52 during the six-month period.

     With rates rising steadily, we steered the fund toward a more defensive strategy. An important part of this effort was to reduce the portfolio's sensitivity to interest rates. Over the past six months, we have trimmed weighted average maturity from 2.3 years to 2.1 years, and cut effective duration (a measure of interest rate exposure where higher numbers indicate greater sensitivity to rate changes) from 2.0 to 1.8 years.

     This effort helped us to keep principal losses to a minimum. One of the ways we implemented this strategy was by maintaining a reserve position (invested largely in money market securities) at a relatively high 18%. We also felt it was prudent to raise the credit quality of the portfolio. We elevated the position in AAA securities from 38% to 42% of assets; AA holdings rose from 17% to 20%, and A issues rose from 22% to 24%. Correspondingly, we sharply reduced our stake in lower-rated securities. Six months ago, the fund had 23% of assets in bonds rated BBB and BB. At the period's end we reduced that stake to 14%, all in BBB securities -- those at the weak end of the investment-grade spectrum. This change aided results since lower-rated bonds underperformed during the six-month period. Average portfolio credit quality remained at a solid AA.

        **********************************************************

     Quality Diversification pie chart showing percent of assets as follows; AAA-42%; AA-20%; A-24%; BBB-14%. Based on net assets as of 5/31/00.

        **********************************************************

     Corporate bonds became a less attractive investment for us after November. Generally speaking, we believe that cost pressures may begin to threaten corporate balance sheets. Rapid economic growth in the absence of inflation has resulted in higher production costs without the flexibility to pass those costs through to consumers. We have already seen corporate profit margins come under pressure, increasing the likelihood that credit quality will erode. Corporate bonds -- particularly lower-rated, high-yield issues -- have already been hurt by deteriorating liquidity and declining prices. Therefore, we reduced corporate holdings from 47% of assets to 39%. We trimmed in many areas, particularly in underperforming sectors such as consumer products. However, we held steady positions in the transportation and media and communication sectors, where we see fundamentals continuing to improve. To keep the fund's yield competitive, the proceeds of these sales were deployed into AAA rated asset-backed securities, mortgage-backed securities, and Treasuries.

     As inflation pressures have grown, we have increased our small but strategic allocation to Treasury inflation-protected securities (TIPS) to 3% of assets. These securities have a lower coupon than traditional Treasuries, but their principal value adjusts upward at the rate of inflation, providing a stable real (after inflation) return of approximately 4%. TIPS act as a good inflation hedge for short-term investors, and we expect to use them as long as the threat of inflation lingers.

OUTLOOK
-------

     In the wake of the Fed's series of rate hikes, new data suggest that the economy may have begun to slow. The Fed will undoubtedly watch these signs of moderating growth carefully, as it does not want to push the economy into recession. Nevertheless, inflation risks have not disappeared, and we think further rate hikes are a strong possibility, although they may come at a slower pace than the first half of the year. We therefore expect to maintain the cautious approach we established over the past six months until we see more stability in the economy and the rate environment. We will also try to strike a balance between maintaining high credit quality and seeking out higher-yielding bonds, which we think will provide good returns while limiting risk.

Respectfully submitted,

/s/

Edward A. Wiese
President and Chairman of the Investment Advisory Committee
June 21, 2000
================================================================================
T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                          11/30/99      5/31/00
                                                          --------      -------
Price Per Share                                             $4.56        $4.52
--------------------------------------------------------------------------------
Dividends Per Share
     For 6 months                                            0.13         0.13
     ---------------------------------------------------------------------------
     For 12 months                                           0.25         0.26
     ---------------------------------------------------------------------------
Dividend Yield *
     For 6 months                                            5.67%        6.00%
     ---------------------------------------------------------------------------
     For 12 months                                           5.72         5.95
     ---------------------------------------------------------------------------
30-Day Standardized Yield                                    6.26         6.73
--------------------------------------------------------------------------------
Weighted Average Maturity (years)                            2.3          2.1
--------------------------------------------------------------------------------
Weighted Average Effective Duration (years)                  2.0          1.8
--------------------------------------------------------------------------------
Weighted Average Quality **                                 AA           AA
--------------------------------------------------------------------------------
     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value at the end of the period.
     **   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                         11/30/99       5/31/00
                                                        ----------    ----------
Corporate Bonds and Notes                                      47%          39%
     Banking and Finance                                       12           10
     Utilities                                                  9            8
     Industrial                                                 8            7
     Consumer Products and Services                            10            6
     Media and Communications                                   4            4
     Transportation                                             2            3
     All Other                                                  2            1
Asset-Backed Securities                                        14           16
Mortgage-Backed Securities                                     19           22
U.S. Government Obligations                                     1            3
     U.S. Treasuries                                            1            3
     Government Agency Obligations                             --           --
Money Market Funds *                                           18           18
Other Assets Less Liabilities                                   1            2
Total                                                         100%         100%

     *    See note at end of financial statements.
================================================================================
T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                           Lehman Brothers 1-3 Year      TRP Short-Term
                          Government/Corp Bond Index        Bond Fund
                          --------------------------     --------------
        5/31/90                    10,000                     10,000
        5/91                       11,104                     10,966
        5/92                       12,l82                     11,983
        5/93                       13,030                     12,870
        5/94                       13,303                     13,045
        5/95                       14,297                     13,489
        5/96                       15,061                     14,107
        5/97                       16,064                     14,993
        5/98                       17,189                     16,024
        5/99                       18,112                     16,701
        5/00                       18,840                     17,267

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

     Periods Ended 5/31/00          1 Year     3 Years     5 Years     10 Years
     ---------------------          ------     -------     -------     --------
     Short-Term Bond Fund            3.39%       4.82%       5.06%        5.61%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================
T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                 Year
                                 Ended
                                 5/31/00   5/31/99   5/31/98   5/31/97   5/31/96
                                 -------   -------   -------   -------   -------
NET ASSET VALUE
Beginning of period              $ 4.63    $ 4.69    $ 4.65    $ 4.64    $ 4.72
--------------------------------------------------------------------------------
Investment activities
 Net investment income (loss)      0.26      0.26      0.27      0.27      0.29
 Net realized and
 unrealized gain (loss)           (0.11)    (0.06)     0.04      0.01     (0.08)
--------------------------------------------------------------------------------
 Total from
 investment activities             0.15      0.20      0.31      0.28      0.21
--------------------------------------------------------------------------------
Distributions
 Net investment income            (0.26)    (0.26)    (0.27)    (0.26)    (0.28)
 Tax return of capital             --        --        --       (0.01)    (0.01)
--------------------------------------------------------------------------------
 Total distributions              (0.26)    (0.26)    (0.27)    (0.27)    (0.29)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                    $ 4.52    $ 4.63    $ 4.69    $ 4.65    $ 4.64
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*                      3.39%     4.23%     6.87%     6.28%     4.58%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                 0.72%     0.73%     0.72%     0.74%     0.72%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                         5.74%     5.44%     5.82%     5.91%     6.15%
--------------------------------------------------------------------------------
Portfolio turnover rate           50.7%     51.6%     73.0%    103.9%    118.7%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $ 286,671 $ 324,098 $ 331,955 $ 373,284 $ 429,498
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

     The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
                                                                    May 31, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                        Par/Shares         Value
                                                        ----------     ---------
CORPORATE BONDS AND NOTES  38.8%
--------------------------------
BANKING AND FINANCE  10.3%
AIG Sunamerica Global Financing,
     Sr. Notes, (144a) 7.40%, 5/5/03                      $ 3,000       $ 2,971
--------------------------------------------------------------------------------
Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02       2,450         2,310
--------------------------------------------------------------------------------
CIT Group, 5.50%, 2/15/04                                   3,000         2,745
--------------------------------------------------------------------------------
General Electric Capital, MTN, 7.50%, 5/15/05               3,000         2,998
--------------------------------------------------------------------------------
Marsh and McLennan, Sr. Notes, 6.625%, 6/15/04              3,250         3,081
--------------------------------------------------------------------------------
MBNA, Sub. Notes, 7.25%, 9/15/02                            2,650         2,591
--------------------------------------------------------------------------------
Mercantile Safe Deposit & Trust, 6.53%, 7/3/00              4,200         4,195
--------------------------------------------------------------------------------
Morgan Guaranty Trust, Sub. Notes, 7.375%, 2/1/02           4,000         3,972
--------------------------------------------------------------------------------
Provident Bank, Sub. Notes, 7.125%, 3/15/03                 1,500         1,436
--------------------------------------------------------------------------------
Salomon Smith Barney Holdings, 7.30%, 5/15/02               3,250         3,215
--------------------------------------------------------------------------------
                                                                         29,514
                                                                    ------------

CONSUMER PRODUCTS AND SERVICES  5.6%
Beckman Instruments, Sr. Notes, 7.10%, 3/4/03               2,800         2,664
--------------------------------------------------------------------------------
Federated Department Stores, Sr. Notes, 8.125%, 10/15/02    1,500         1,503
--------------------------------------------------------------------------------
Grand Metropolitan Investment, Zero Coupon, 1/6/04          3,000         2,289
--------------------------------------------------------------------------------
Pepsico, MTN, 5.75%, 1/2/03                                 3,000         2,875
--------------------------------------------------------------------------------
Sony, 6.125%, 3/4/03                                        4,025         3,894
--------------------------------------------------------------------------------
Wal-Mart Stores, Sr. Notes, 6.15%, 8/10/01                  3,000         2,960
--------------------------------------------------------------------------------
                                                                         16,185
                                                                    ------------
ENERGY  1.2%
PDV America, Sr. Notes, 7.875%, 8/1/03                      1,400         1,298
--------------------------------------------------------------------------------
YPF Sociedad Anonima, 7.25%, 3/15/03                        2,400         2,285
--------------------------------------------------------------------------------
                                                                          3,583
                                                                    ------------
INDUSTRIALS  6.6%
Caterpillar Financial Services, 6.875%, 8/1/04              3,250         3,131
--------------------------------------------------------------------------------
DaimlerChrysler, 7.125%, 3/1/02                             3,000         2,977
--------------------------------------------------------------------------------
Ford Motor Credit, 7.50%, 3/15/05                           1,500         1,473
--------------------------------------------------------------------------------
Lockheed, 6.75%, 3/15/03                                    1,500         1,440
--------------------------------------------------------------------------------
McDonnell Douglas Finance, Sr. Notes, 6.39%, 1/15/02        2,000         1,950
--------------------------------------------------------------------------------
Toyota Motor Credit, 5.625%, 11/13/03                       3,000         2,840
--------------------------------------------------------------------------------
United Technologies, 6.625%, 11/15/04                       3,000         2,888
--------------------------------------------------------------------------------
Waste Management, 6.625%, 7/15/02                           2,350         2,207
--------------------------------------------------------------------------------
                                                                         18,906
                                                                    ------------
MEDIA AND COMMUNICATIONS  3.8%
360 Communications, Sr. Notes, 7.125%, 3/1/03             $ 3,000       $ 2,955
--------------------------------------------------------------------------------
Sprint Capital, 5.70%, 11/15/03                             2,800         2,613
--------------------------------------------------------------------------------
U.S. West Capital Funding, 6.875%, 8/15/01                  3,000         2,969
--------------------------------------------------------------------------------
Vodafone Airtouch, (144a), 7.625%, 2/15/05                  2,250         2,224
--------------------------------------------------------------------------------
                                                                         10,761
                                                                    ------------

TRANSPORTATION  2.8%
Amerco, Sr. Notes, 8.80%, 2/4/05                            3,000         2,837
--------------------------------------------------------------------------------
ERAC USA Finance, (144a), 6.375%, 5/15/03                   2,000         1,881
--------------------------------------------------------------------------------
Gatx Capital, 6.875%, 11/1/04                               1,500         1,398
--------------------------------------------------------------------------------
Norfolk Southern, 6.95%, 5/1/02                             2,000         1,964
--------------------------------------------------------------------------------
                                                                          8,080
                                                                    ------------
UTILITIES  8.5%
CE Electric UK Funding,
     Sr. Notes, (144a), 6.853%, 12/30/04                    2,100         2,018
--------------------------------------------------------------------------------
National Rural Utilities, 5.00%, 10/1/02                    4,000         3,771
--------------------------------------------------------------------------------
Niagara Mohawk, Sr. Disc. Notes, 7.375%, 7/1/03             3,024         2,957
--------------------------------------------------------------------------------
Pacific Gas & Electric, 1st Mtg. Bonds, 8.75%, 1/1/01       4,500         4,534
--------------------------------------------------------------------------------
Potomac Capital Investment, MTN, (144a), 7.55%, 11/19/01    1,500         1,485
--------------------------------------------------------------------------------
Public Service Electric & Gas, Mtg. Bonds, 8.875%, 6/1/03   4,350         4,308
--------------------------------------------------------------------------------
Utilicorp United, Sr. Notes, 7.00%, 7/15/04                 3,000         2,833
--------------------------------------------------------------------------------
Williams, 6.125%, 2/15/12                                   2,500         2,418
--------------------------------------------------------------------------------
                                                                         24,324
                                                                    ------------
Total Corporate Bonds and Notes (Cost $ 115,173)                        111,353
                                                                    ------------
ASSET-BACKED SECURITIES  16.1%
------------------------------
Advanta Equipment Receivables, 7.56%, 2/15/07               1,867         1,858
--------------------------------------------------------------------------------
Banc One Auto Grantor Trust, 6.27%, 11/20/03                  760           757
--------------------------------------------------------------------------------
BMW Vehicle Owner Trust, 6.54%, 4/25/04                     3,000         2,943
--------------------------------------------------------------------------------
California Infrastructure
     6.28%, 9/25/05                                         1,900         1,843
     ---------------------------------------------------------------------------
     6.42%, 9/25/08                                         1,850         1,766
--------------------------------------------------------------------------------
Circuit City Credit Card Master Trust, 6.7525%, 2/15/06     3,000         3,000
--------------------------------------------------------------------------------
Comed Transitional Funding Trust, 5.44%, 3/25/07            4,000         3,670
--------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, 5.90%, 5/25/06      3,000         2,897
--------------------------------------------------------------------------------
Delta Air Lines, 9.60%, 6/1/00                              1,260         1,260
--------------------------------------------------------------------------------
Fingerhut Master Trust, 6.07%, 2/15/05                      3,300         3,280
--------------------------------------------------------------------------------

Harley Davidson Eaglemark
     5.94%, 2/15/04                                           739           739
     ---------------------------------------------------------------------------
     6.35%, 10/15/02                                          459           457
--------------------------------------------------------------------------------
Heller Equipment Asset Trust, 6.65%, 3/14/04              $ 3,000       $ 2,969
--------------------------------------------------------------------------------
MBNA Master Credit Card Trust
     7.45%, 4/16/07                                         1,500         1,481
     ---------------------------------------------------------------------------
     7.503%, 3/15/05                                        3,000         3,013
--------------------------------------------------------------------------------
MMCA Automobile Trust, 6.80%, 8/15/03                       3,250         3,237
--------------------------------------------------------------------------------
Neiman Marcus Credit Master Trust, 7.60%, 6/15/03             667           667
--------------------------------------------------------------------------------
New Holland Equipment Receivables, (144a), 6.80%, 12/15/07  3,000         2,922
--------------------------------------------------------------------------------
Onyx Acceptance Auto Trust, 6.76%, 5/15/04                  2,000         1,970
--------------------------------------------------------------------------------
Peco Energy Transport Trust, 5.63%, 3/1/05                  2,650         2,557
--------------------------------------------------------------------------------
WFS Financial Owner Trust, 7.41%, 9/20/07                   3,000         2,971
--------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost  $47,107)                            46,257
                                                                    ------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  17.1%
-------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  14.5%
Federal Home Loan Mortgage
     5.75%, 6/15/10                                         5,631         5,519
     ---------------------------------------------------------------------------
     6.00%, 8/15/06 - 5/15/16                              24,999        24,294
     ---------------------------------------------------------------------------
     6.40%, 1/15/08                                         4,000         3,921
     ---------------------------------------------------------------------------
     9.00%, 2/1 - 7/1/02                                      255           256
     ---------------------------------------------------------------------------
     9.50%, 8/1/01 - 9/1/02                                   158           159
     ---------------------------------------------------------------------------
     10.00%, 1/1/01 - 10/1/05                                 144           145
     ---------------------------------------------------------------------------
     11.00%, 8/1 - 12/1/00                                     11            11
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
     5.50%, 11/1/05                                            24            24
     ---------------------------------------------------------------------------
     9.00%, 5/1/05 - 1/25/08                                6,997         7,119
     ---------------------------------------------------------------------------
     11.00%, 10/1 - 12/1/00                                     6             6
--------------------------------------------------------------------------------
                                                                         41,454
                                                                    ------------

U.S. GOVERNMENT GUARANTEED OBLIGATIONS  2.6%
Government National Mortgage Assn.
   I
     7.00%, 9/15/12                                         5,757         5,613
     ---------------------------------------------------------------------------
     8.50%, 2/15/05 - 3/15/06                                 214           216
     ---------------------------------------------------------------------------
     10.50%, 11/15/15                                         109           118
     ---------------------------------------------------------------------------
   GPM, I
     8.50%, 1/15/06                                            36            36
     ---------------------------------------------------------------------------
     9.50%, 8/15 - 10/15/09                                     5             5
     ---------------------------------------------------------------------------
     11.00%, 8/15/10                                           52            57
     ---------------------------------------------------------------------------
     11.25%, 6/15/13 - 1/15/16                                194           213
     ---------------------------------------------------------------------------
     11.75%, 8/15/13 - 10/15/15                             $ 589         $ 653
     ---------------------------------------------------------------------------
     13.00%, 9/15/11                                            7             7
     ---------------------------------------------------------------------------
   GPM, II, 11.00%, 9/20/13 - 4/20/14                           5             5
   -----------------------------------------------------------------------------
   Midget, I
     9.00%, 7/15/01 - 2/15/06                                 205           208
     ---------------------------------------------------------------------------
     9.50%, 5/15/01 - 4/15/05                                  60            61
     ---------------------------------------------------------------------------
     10.00%, 6/15/01 - 10/15/04                               206           209
--------------------------------------------------------------------------------
                                                                          7,401
                                                                    ------------
Total U.S. Government Mortgage-Backed Securities (Cost $ 50,070)         48,855
                                                                    ------------
U.S. GOVERNMENT OBLIGATIONS/AGENCIES  3.6%
------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.3%
Chilbar Shipping, 6.98%, 7/15/01                              755           753
--------------------------------------------------------------------------------
                                                                            753
                                                                    ------------
U.S. TREASURY OBLIGATIONS  3.3%
U.S. Treasury Inflation-Indexed Notes, 3.625%, 7/15/02      9,693         9,609
--------------------------------------------------------------------------------
                                                                          9,609
                                                                    ------------
Total U.S. Government Obligations/Agencies (Cost  $10,410)               10,362
                                                                    ------------
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  5.2%
----------------------------------------------------
Advanta Mortgage Loan Trust,
     Interest Only, 5.00%, 12/25/00 **                     18,000           547
--------------------------------------------------------------------------------
EQCC Home Equity Loan Trust, 6.159%, 4/15/08                2,000         1,905
--------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, 6.15%, 5/15/35         2,706         2,570
--------------------------------------------------------------------------------

Great Western Bank, ARM, 5.951%, 7/25/17                      753           708
--------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, 6.41%, 8/15/07        3,655         3,498
--------------------------------------------------------------------------------
Prudential Securities Secured Financing, 6.074%, 1/15/08    2,984         2,797
--------------------------------------------------------------------------------
Saxon Asset Securities Trust, 6.73%, 2/25/27                2,900         2,798
--------------------------------------------------------------------------------
Total Non-U.S. Government
     Mortgage-Backed Securities (Cost  $15,240)                          14,823
                                                                    ------------
MONEY MARKET FUNDS  17.6%
-------------------------
Reserve Investment Fund, 6.48% #                           50,568        50,568
--------------------------------------------------------------------------------
Total Money Market Funds (Cost  $50,568)                                 50,568
                                                                    ------------
TOTALINVESTMENTSIN SECURITIES
98.4% of Net Assets (Cost  $288,568)                                  $ 282,218

Other Assets Less Liabilities                                             4,453
                                                                    ------------
NET ASSETS                                                            $ 286,671
                                                                    ------------
NET ASSETS CONSIST OF:
----------------------
Accumulated net investment income - net of distributions               $ (1,492)
Accumulated net realized  gain/loss - net of  distributions             (38,476)
Net  unrealized  gain(loss)                                              (6,350)
Paid-in-capital  applicable to 63,463,031  shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized        332,989
                                                                    ------------
 NET ASSETS                                                           $ 286,671
                                                                    ------------
 NET ASSET VALUE PER SHARE                                               $ 4.52
                                                                    ------------
 ** For interest only securities, par amount represents notional principal on which the fund receives interest
   # Seven-day yield
 ARM Adjustable Rate Mortgage
 GPM Graduated Payment Mortgage
 MTN Medium Term Note
144a Security  was purchased  pursuant to Rule
     144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 5.5% of net assets.

     The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                           Year
                                                                          Ended
                                                                        5/31/00
                                                                       ---------
INVESTMENT INCOME (LOSS)
Income
     Interest                                                         $ 19,653
     Securities lending                                                     11
                                                                    ------------
     Total Income                                                       19,664
                                                                    ------------
Expenses
     Investment management                                                1,276
     Shareholder servicing                                                  658
     Custody and accounting                                                 149
     Prospectus and shareholder reports                                      69
     Legal and audit                                                         17
     Registration                                                             9
     Directors                                                                7
     Miscellaneous                                                            4
                                                                    ------------
     Total expenses                                                       2,189
     Expenses paid indirectly                                                (3)
                                                                    ------------
     Net expenses                                                         2,186
                                                                    ------------
Net investment income (loss)                                             17,478
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities                                   (4,753)
Change in net unrealized gain or loss on securities                      (2,829)
                                                                    ------------
Net realized and unrealized gain (loss)                                  (7,582)
                                                                    ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                  $ 9,896
                                                                    ------------
     The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands                                                  Year
                                                             Ended
                                                           5/31/00       5/31/99
                                                        ----------     ---------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------
Operations
     Net investment income (loss)                        $ 17,478      $ 18,369
     Net realized gain (loss)                              (4,753)          691
     Change in net unrealized gain or loss                 (2,829)       (4,962)
                                                        ------------------------
     Increase (decrease) in net assets from operations      9,896        14,098
                                                        ------------------------
Distributions to shareholders
     Net investment income                                (17,478)      (18,343)
                                                        ------------------------
Capital share transactions *
     Shares sold                                          115,130       158,317
     Distributions reinvested                              15,438        16,193
     Shares redeemed                                     (160,413)     (178,122)
                                                        ------------------------
     Increase (decrease) in net assets from capital
     share transactions                                   (29,845)       (3,612)
                                                        ------------------------
NET ASSETS
----------
Increase (decrease) during period                         (37,427)       (7,857)
Beginning of period                                       324,098       331,955
                                                        ------------------------
END OF PERIOD                                           $ 286,671     $ 324,098
                                                        ------------------------
*Share information
        Shares sold                                        25,226        33,727
        Distributions reinvested                            3,384         3,451
        Shares redeemed                                   (35,143)      (37,964)
                                                        ------------------------
        Increase (decrease) in shares outstanding          (6,533)         (786)

     The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
                                                                    May 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At May 31, 2000, the value of loaned securities was $1,297,000; aggregate collateral consisted of $1,357,000 in the securities lending collateral pool.

     OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $109,666,000 and $139,011,000, respectively, for the year ended May 31, 2000. Purchases and sales of U.S. government securities aggregated $20,023,000 and $45,482,000, respectively, for the year ended May 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund has capital loss carryforwards for federal income tax purposes of $35,370,000, of which $96,000 expires in 2001, $4,515,000 in 2002, and $30,759,000 thereafter through 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

        **********************************************************
        Undistributed net investment income             $(115,000)
        Undistributed net realized gain                   165,000
        Paid-in-capital                                   (50,000)
        **********************************************************

     At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $288,568,000. Net unrealized loss aggregated $6,350,000 at period-end, of which $165,000 related to appreciated investments and $6,515,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $102,000 was payable at May 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $672,000 for the year ended May 31, 2000, of which $75,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum held none of the outstanding shares of the fund at May 31, 2000. For the year then ended, the fund was allocated $1,000 of spectrum expenses, all of which were payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2000, totaled $2,721,000 and are reflected as interest income in the accompanying Statement of Operations.
================================================================================

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE SHORT-TERM BOND FUND, INC.

          In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Bond Fund, Inc. (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland

June 19, 2000
================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICEs Including Tele*Access Mark and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION

COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
Downtown
101 East Lombard  Street
Owings  Mills
Three Financial Center
4515  Painters Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.           F55-050  5/31/00